MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II Two World Trade Center

LETTER TO THE SHAREHOLDERS January 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

Nineteen ninety-eight was unquestionably a difficult year for the high-yield bond market, primarily because of a dramatic "flight-to-quality" in the second half of the year. In response to concerns about sharply declining overseas markets, investors sought the relative safety of U.S. government securities over riskier investments, such as equities and high-yield bonds. While equities rebounded during the fourth quarter, at year-end the high-yield market remained near its lows as investors continued to be very risk averse, apparently awaiting further evidence of continued economic growth in 1999.

Reviewing the year, after a rather quiet first half, serious concerns began to emerge over the rapidly escalating foreign market crisis, raising questions as to the extent of the impact on both the U.S. economy and corporate earnings. This resulted in a sharp correction in the high-yield bond market during the second half, causing high-yield bond prices to decline as much as 15 percent in many cases and driving yields from their first-half range of 9 percent to the 12 percent area. The high-yield market itself witnessed a flight-to-quality as well, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), again attributable to investors' severe risk aversion. As a result, high-yield market yields began 1999 near their highest level in relation to Treasuries in nearly 10 years.

PERFORMANCE

During the six-month period ended January 31, 1999, Morgan Stanley Dean Witter High Income Advantage Trust II produced a total return of -11.49 percent, based on a change in net asset value (NAV) and reinvestment of distributions. Based on a change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the period was -12.15 percent.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

Over the past six months, the Trust continued to distribute regular monthly income dividends at a rate of $0.0525 per share. For the six-month period ended January 31, 1999, the Trust's distributions totaled $0.3634, including an extra income dividend of $0.0484 per share paid on December 18, 1998 to shareholders of record on December 4, 1998. On January 31, 1999, the Trust had net assets in excess of $164 million.

PORTFOLIO STRATEGY

During the period under review, the Trust maintained a substantial position in the more defensive, higher-quality end of the fixed-income market, which held up well in an extremely volatile environment. Despite these defensive holdings, however, the Trust's more significant, long-term core position in the B-rated sector of the market was sharply affected by the market's second half correction, as described above.

In an effort to minimize the risk of an economic slowdown, we continue to concentrate on sectors that have historically proven to be more predictable, recession resistant and growth oriented, such as cellular communications, foods and beverages, telecommunications, media and cable television. We believe that these industry groups are poised to perform well over the next year, despite the slowing of many of the world's markets. In addition, we expect to see continued consolidation and merger activity within these industries, which should lead to improved credit quality. We continue to focus primarily on domestic companies, given the outlook for continued growth in the U.S. economy and are avoiding emerging foreign high-yield markets because of the higher degree of uncertainty associated with many of these markets.

LOOKING AHEAD

Despite the high-yield market's recent weakness, we consider today's substantially higher, more attractive yields and significantly discounted bond prices an investment opportunity, especially in view of the still relatively low interest rate environment. Given a soft landing in the economy with growth continuing into 1999, we expect the high-yield market to follow the lead of the equity markets and rebound to more normal levels relative to U.S. Treasury securities. Should this scenario materialize and high-yield bond prices recover, the Trust would participate not only in today's exceptionally high income levels but could potentially provide a degree of capital appreciation as well. Although the B-rated segment of the market was not a good investment performer in 1998, we are confident that its attractive yield and appreciation potential remains intact for long-term high-yield investors.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We thank you for your continued support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 17, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For....................  24,112,518
Withheld...............     565,282

Michael E. Nugent
For....................  24,125,226
Withheld...............     552,574

Philip J. Purcell
For....................  24,076,445
Withheld...............     601,355

John R. Haire
For....................  24,093,201
Withheld...............     584,599

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John
L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

    For.....................................................  23,984,886
    Against.................................................     129,993
    Abstain.................................................     562,921

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (96.5%)
            Aerospace (0.8%)
$  1,500    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $ 1,320,000
                                                                         -----------

            Broadcast/Media (2.3%)
   1,500    Paxson Communications Corp. .........  11.625    10/01/02      1,530,000
   2,000    Spanish Broadcasting System, Inc. ...  12.50     06/15/02      2,230,000
                                                                         -----------
                                                                           3,760,000
                                                                         -----------

            Cable Television (0.3%)
   9,000    Australis Holdings Property Ltd.
             (Australia) (a).....................  15.00++   11/01/02        450,000
                                                                         -----------

            Casinos/Gambling (3.6%)
   7,500    Aladdin Gaming/Capital Corp.
             (Series B)..........................  13.50++   03/01/10      2,100,000
   4,500    Fitzgeralds Gaming Corp. ............  12.25     12/15/04      2,340,000
   1,500    Lady Luck Gaming Finance Corp. ......  11.875    03/01/01      1,524,375
                                                                         -----------
                                                                           5,964,375
                                                                         -----------

            Cellular Telephone (4.5%)
     800    American Cellular Corp. - 144A*......  10.50     05/15/08        840,000
   1,500    Clearnet Communications, Inc.
             (Canada)                              14.75++   12/15/05      1,312,500
     800    Dobson/Sygnet
             Communications - 144A*............... 12.25     12/15/08        856,000
   3,000    Price Communications Cellular
             Holdings                              11.25+    08/15/08      2,805,000
   3,000    Triton Communications LLC............  11.00++   05/01/08      1,650,000
                                                                         -----------
                                                                           7,463,500
                                                                         -----------

            Computers (1.8%)
   3,000    CHS Electronics, Inc. ...............   9.875    04/15/05      2,880,000
                                                                         -----------

            Consumer Specialties (1.0%)
   2,000    Samsonite Corp. .....................  10.75     06/15/08      1,620,000
                                                                         -----------

            Consumer Sundries (2.4%)
   2,500    J.B. Williams Holdings, Inc. ........  12.00     03/01/04      2,590,625
   1,500    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08      1,361,250
                                                                         -----------
                                                                           3,951,875
                                                                         -----------

            Consumer/Business Services (6.5%)
   1,500    Anacomp, Inc. (Series B).............  10.875    04/01/04      1,560,000
   2,300    CEX Holdings, Inc. (Series B)........   9.625    06/01/08      2,104,500
   1,613    Comforce Corp. (Series B)............  15.00+    12/01/09      1,628,625

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  4,000    Comforce Operating Inc. (Series B)...  12.00 %   12/01/07    $ 4,000,000
   2,100    Entex Information Services,
             Inc. - 144A*                          12.50     08/01/06      1,365,000
                                                                         -----------
                                                                          10,658,125
                                                                         -----------

            Containers/Packaging (2.2%)
   2,000    Berry Plastics Corp. ................  12.25     04/15/04      2,110,000
   1,500    Premier Graphics, Inc. - 144A*.......  11.50     12/01/05      1,507,500
                                                                         -----------
                                                                           3,617,500
                                                                         -----------
            Diversified Manufacturing (5.8%)
     800    Eagle-Picher Industries, Inc. .......   9.375    03/01/08        768,000
   1,500    High Voltage Engineering Co. ........  10.50     08/15/04      1,440,000
   2,000    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,960,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      5,377,680
                                                                         -----------
                                                                           9,545,680
                                                                         -----------
            Energy (2.8%)
   1,500    Northern Offshore ASA - 144A*
             (Norway)............................  10.00     05/15/05        750,000
   4,000    Transamerican Refining Corp. - 144A*
             (Units)++...........................  16.00     06/30/03      3,520,000
     300    Transamerican Refining
             Corp. - 144A*........................ 15.00+    12/01/03        297,000
                                                                         -----------
                                                                           4,567,000
                                                                         -----------

            Food Chains (0.9%)
     750    Pueblo Xtra International, Inc. .....   9.50     08/01/03        720,000
     750    Pueblo Xtra International, Inc.
             (Series C)...........................  9.50     08/01/03        720,000
                                                                         -----------
                                                                           1,440,000
                                                                         -----------
            Food Distributors (0.8%)
   1,500    Fleming Companies, Inc. (Series B)...  10.625    07/31/07      1,387,500
                                                                         -----------

            Foods & Beverages (6.8%)
   3,000    Envirodyne Industries, Inc. .........  10.25     12/01/01      2,400,000
   4,000    PepsiCo, Inc. .......................  15.00     08/06/99      4,210,440
   3,000    Sparkling Spring Water (Canada)        11.50     11/15/07      2,580,000
  11,205    Specialty Foods Acquisition Corp.
             (Series B)..........................  13.00++   08/15/05      2,016,900
                                                                         -----------
                                                                          11,207,340
                                                                         -----------
            Healthcare (6.5%)
   1,600    Mediq/PRN Life Support Service
             Inc. ................................ 11.00     06/01/08      1,536,000
   3,125    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08      2,218,750
   1,500    Unilab Corp. ........................  11.00     04/01/06      1,571,250
   4,125    Unison Healthcare Corp. - 144A*
             (b).................................. 12.25     11/01/06      1,608,750

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,500    Universal Hospital Services, Inc. ...  10.25 %   03/01/08    $ 1,335,000
   1,500    Universal Hospital Services,
             Inc. - 144A*                          10.25     03/01/08      1,282,500
   1,500    Vencor Operating, Inc. ..............   9.875    05/01/05      1,080,000
                                                                         -----------
                                                                          10,632,250
                                                                         -----------
            Hotels/Resorts (4.1 %)
   1,500    Epic Resorts LLC (Series B)..........  13.00     06/15/05      1,470,000
   4,350    Motels of America, Inc. (Series B)...  12.00     04/15/04      3,632,250
   1,692    Resort At Summerlin (Series B).......  13.00+    12/15/07      1,607,671
                                                                         -----------
                                                                           6,709,921
                                                                         -----------

            Industrial Specialties (2.6%)
   9,945    International Semi-Tech
             Microelectronics, Inc. (Canada).....  11.50++   08/15/03      1,243,125
   1,500    International Wire Group, Inc. ......  11.75     06/01/05      1,597,500
   1,500    Outsourcing Services Group,
             Inc. - 144A*                          10.875    03/01/06      1,440,000
                                                                         -----------
                                                                           4,280,625
                                                                         -----------

            Office Equipment/Supplies (1.3%)
   2,500    Mosler, Inc. ........................  11.00     04/15/03      2,200,000
                                                                         -----------

            Other Telecommunications (1.9%)
   1,500    Esprit Telecom Group PLC
             (United Kingdom)....................  10.875    06/15/08      1,560,000
   1,500    Versatel Telecom BV - 144A*
             (Netherlands) (Units)++.............  13.25     05/15/08      1,552,500
                                                                         -----------
                                                                           3,112,500
                                                                         -----------

            Printing/Publishing (0.5%)
     800    American Media Operations, Inc. .....  11.625    11/15/04        840,000
                                                                         -----------

            Restaurants (7.2%)
  16,077    American Restaurant Group
             Holdings, Inc. - 144A* (c)..........   0.00     12/15/05      4,823,220
   4,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04      4,255,000
     800    Friendly Ice Cream Corp. ............  10.50     12/01/07        716,000
   6,240    Planet Hollywood International,
             Inc. ................................ 12.00     04/01/05      2,121,600
                                                                         -----------
                                                                          11,915,820
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Telecommunications (17.5%)
$  3,100    21st Century Telecom Group...........  12.25 %++ 02/15/08    $ 1,147,000
   1,500    Birch Telecom Inc. - 144A*
             (Units)++............................ 14.00     06/15/08      1,365,000
   1,500    Caprock Communications Corp.
             (Series B)..........................  12.00     07/15/08      1,492,500
   3,000    e. Spire Communications, Inc. .......  13.75     07/15/07      2,730,000
   3,000    Facilicom International, Inc. (Series
             B)................................... 10.50     01/15/08      2,415,000
   7,500    Firstworld Communications, Inc. .....  13.00++   04/15/08      3,037,500
   1,500    Focal Communications (Series B)......  12.125++  02/15/08        765,000
   1,500    GST Equipment Funding Corp. .........  13.25     05/01/07      1,552,500
   1,500    GST Telecom/GST Network
             Funding - 144A*.....................  10.50++   05/01/08        697,500
   1,500    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04      1,597,500
   1,500    Hyperion Telecommunication, Inc.
             (Series B)..........................  13.00++   04/15/03      1,162,500
  26,300    In-Flight Phone Corp. (Series B)
             (d).................................. 14.00     05/15/02      3,945,000
     800    Level 3 Communications, Inc. ........   9.125    05/01/08        796,000
   1,500    NextLink Communications, Inc. .......  12.50     04/15/06      1,631,250
   1,500    Optel, Inc. (Series B)...............  11.50     07/01/08      1,485,000
   1,500    Pac-West Telecomm Inc. - 144A*.......  13.50     02/01/09      1,503,750
   1,500    Primus Telecommunications Group
             (Series B)..........................   9.875    05/15/08      1,417,500
                                                                         -----------
                                                                          28,740,500
                                                                         -----------
            Telecommunication Equipments (1.5%)
   6,000    FWT, Inc. ...........................   9.875    11/15/07      2,400,000
                                                                         -----------
            Wireless Communications (10.9%)
   5,500    Advanced Radio Telecommunications
             Corp. ..............................  14.00     02/15/07      4,125,000
  10,000    Cellnet Data Systems, Inc. ..........  14.00++   10/01/07      3,100,000
   1,500    Globalstar LP/Capital Corp. .........  11.375    02/15/04      1,125,000
   1,500    Globalstar LP/Capital Corp. .........  11.50     06/01/05      1,128,750
     800    Paging Network, Inc. ................  10.00     10/15/08        760,000
   5,000    TCI Satellite Entertainment, Inc. ...  12.25++   02/15/07      2,550,000
   2,920    USA Mobile Communications Holdings,
             Inc.................................  14.00     11/01/04      3,007,600
   3,000    Winstar Communications, Inc. ........  14.00++   10/15/05      2,175,000
                                                                         -----------
                                                                          17,971,350
                                                                         -----------
            TOTAL CORPORATE BONDS
            (Identified Cost $192,387,856)............................   158,635,861
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited) continued

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            COMMON STOCKS (e) (1.0%)
            Casino/Gambling (0.0%)
    3,000   Fitzgerald Gaming Corp. ..................................   $     6,000
                                                                         -----------
            Foods & Beverages (0.1%)
  225,000   Specialty Foods Acquisition Corp. - 144A*.................       225,000
                                                                         -----------
            Hotels/Resorts (0.0%)
    5,000   Motels of America, Inc. - 144A*...........................         5,000
                                                                         -----------
            Motor Vehicle (0.0%)
       91   Northern Holdings Industrial Corp.* (c)...................       --
                                                                         -----------
            Restaurants (0.0%)
   12,500   American Restaurant Group Holdings, Inc. - 144A*..........           125
                                                                         -----------
            Retail (0.6%)
1,220,588   County Seat Stores, Inc. (c)..............................       915,441
                                                                         -----------
            Textiles (0.3%)
  298,462   U.S. Leather, Inc. (c)....................................       447,693
                                                                         -----------

            TOTAL COMMON STOCKS (Identified Cost $18,056,859).........     1,599,259
                                                                         -----------

            PREFERRED STOCKS (e) (0.7%)
            Energy (0.0%)
   7,162    Transcontinental Refining Corp.* (Conv.)..................           430
  13,021    Transcontinental Refining Corp.* (Conv.)..................           781
  18,880    Transcontinental Refining Corp.* (Conv.)..................         1,133
  39,063    Transcontinental Refining Corp.* (Conv.)..................         2,344
  12,000    Transcontinental Refining Corp.* (Conv.)..................         8,160
                                                                         -----------
                                                                              12,848
                                                                         -----------
            Restaurants (0.7%)
   1,057    American Restaurants Group Holdings, Inc. (Series B)......     1,057,000
                                                                         -----------

            TOTAL PREFERRED STOCKS (Identified Cost $1,069,829).......     1,069,848
                                                                         -----------

NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE
---------                                                    ----------
            WARRANTS (e) (0.0%)
            Aerospace (0.0%)
  6,000     Sabreliner Corp. - 144A*......................    04/15/03        60,000
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1999 (unaudited) continued

NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE        VALUE
-------------------------------------------------------------------------------------
            Casino/Gambling (0.0%)
 60,000     Aladdin Gaming/Capital Corp. - 144A*..........    03/01/10   $       628
  2,900     Fitzgeralds South Inc. - 144A*................    03/15/99       --
                                                                         -----------
                                                                                 628
                                                                         -----------

            Hotels/Resorts (0.0%)
  1,500     Epic Resorts LLC - 144A*......................    06/15/05       --
  1,500     Resort At Summerlin - 144A*...................    12/15/07       --
                                                                         -----------

            Restaurants (0.0%)
  1,000     American Restaurant Group Holdings,
             Inc. - 144A*..................................   08/15/00       --
                                                                         -----------

            Telecommunications (0.0%)
  7,500     Firstworld Communications, Inc. - 144A*.......    04/15/08       --
                                                                         -----------

            Other Telecommunications (0.0%)
  1,500     Versatel Telecom BV - 144A* (Netherlands).....    05/15/08        15,115
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $164,715).................................       75,743
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $211,679,259) (f)............       98.2%   161,380,711

            CASH AND OTHER ASSETS IN EXCESS OF
            LIABILITIES...................................         1.8     2,997,754
                                                                 -----   -----------

            NET ASSETS....................................      100.0%  $164,378,465
                                                                ======   ===========


---------------------

 *     Resale is restricted to qualified institutional investors.
 +     Payment-in-kind security.
++     Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
++     Consists of one or more class of securities traded together as a unit; generally stocks or bonds with attached warrants.
(a)    Issuer in bankruptcy.
(b)    Non-income producing security; bond in default.
(c)    Acquired through exchange offer.
(d)    Non-income producing security; issuer in bankruptcy.
(e)    Non-income producing securities.
(f)    The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $2,826,282 and the aggregate gross
       unrealized depreciation is $53,124,830, resulting in net
       unrealized depreciation of $50,298,548.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $211,679,259).............................  $161,380,711
Cash........................................................        84,549
Receivable for:
    Interest................................................     3,734,876
    Investments sold........................................     1,584,679
Prepaid expenses and other assets...........................         4,871
                                                              ------------

    TOTAL ASSETS............................................   166,789,686
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,200,750
    Investment management fee...............................       104,316
Accrued expenses and other payables.........................       106,155
                                                              ------------

    TOTAL LIABILITIES.......................................     2,411,221
                                                              ------------

    NET ASSETS..............................................  $164,378,465
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $344,215,488
Net unrealized depreciation.................................   (50,298,548)
Accumulated undistributed net investment income.............     2,294,873
Accumulated net realized loss...............................  (131,833,348)
                                                              ------------

    NET ASSETS..............................................  $164,378,465
                                                              ============

NET ASSET VALUE PER SHARE,
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $4.62
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF OPERATIONS
For the six months ended January 31, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 12,622,644
                                                              ------------

EXPENSES
Investment management fee...................................       657,783
Transfer agent fees and expenses............................        68,747
Professional fees...........................................        25,751
Registration fees...........................................        20,671
Shareholder reports and notices.............................        19,433
Custodian fees..............................................        10,221
Trustees' fees and expenses.................................         9,511
Other.......................................................         9,713
                                                              ------------

    TOTAL EXPENSES..........................................       821,830
                                                              ------------

    NET INVESTMENT INCOME...................................    11,800,814
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (4,990,220)
Net change in unrealized depreciation.......................   (27,563,016)
                                                              ------------

    NET LOSS................................................   (32,553,236)
                                                              ------------

NET DECREASE................................................  $(20,752,422)
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX      FOR THE YEAR
                                                          MONTHS ENDED         ENDED
                                                        JANUARY 31, 1999   JULY 31, 1998
----------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................    $ 11,800,814     $ 25,755,194
Net realized loss.....................................      (4,990,220)      (4,557,259)
Net change in unrealized depreciation.................     (27,563,016)      (4,347,182)
                                                          ------------     ------------

    NET INCREASE (DECREASE)...........................     (20,752,422)      16,850,753

Dividends from net investment income..................     (12,940,954)     (26,234,438)
                                                          ------------     ------------

    NET DECREASE......................................     (33,693,376)      (9,383,685)

NET ASSETS:
Beginning of period...................................     198,071,841      207,455,526
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,294,873 and $3,435,013, respectively)..........    $164,378,465     $198,071,841
                                                          ============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust"), formerly High Income Advantage Trust II, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1999 (unaudited) continued

Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1999 (unaudited) continued

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 1999, aggregated $63,693,160 and $65,127,804, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $14,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,106. At January 31, 1999, the Trust had an accrued pension liability of $51,833 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1997, 1998 and January 31, 1999...........  35,611,307   $356,113    $343,859,375
                                                              ==========   ========    ============

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1999 (unaudited) continued

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
   -----------     ---------        ------            -------
 January 26, 1999   $0.0525    February 5, 1999  February 19, 1999
 February 23, 1999  $0.0525     March 5, 1999     March 19, 1999

6. FEDERAL INCOME TAX STATUS

At July 31, 1998, the Trust had a net capital loss carryover of approximately $122,699,000, which may be used to offset future capital gains to the extent provided by regulations which is available through July 31 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        1999              2000       2002       2003       2004       2005       2006
        ----              ----       ----       ----       ----       ----       ----
       $20,947          $29,353     $8,278    $23,309    $20,038     $9,296    $11,478
       =======          =======     ======    =======    =======     ======    =======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $834,000 during fiscal 1998.

As of July 31, 1998, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                   FOR THE YEAR ENDED JULY 31
                                                            MONTHS ENDED     ----------------------------------------------------
                                                          JANUARY 31, 1999     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period....................        $ 5.56         $ 5.83     $ 5.97     $ 6.08     $ 6.31     $ 6.60
                                                                ------         ------     ------     ------     ------     ------
Income (loss) from investment operations:
 Net investment income..................................          0.33           0.73       0.73       0.73       0.70       0.69
 Net realized and unrealized gain (loss)................         (0.91)         (0.26)     (0.11)     (0.17)     (0.21)     (0.28)
                                                                ------         ------     ------     ------     ------     ------
Total income (loss) from investment operations..........         (0.58)          0.47       0.62       0.56       0.49       0.41
                                                                ------         ------     ------     ------     ------     ------
Less dividends from net investment income...............         (0.36)         (0.74)     (0.76)     (0.67)     (0.72)     (0.70)
                                                                ------         ------     ------     ------     ------     ------
Net asset value, end of period..........................        $ 4.62         $ 5.56     $ 5.83     $ 5.97     $ 6.08     $ 6.31
                                                                ======         ======     ======     ======     ======     ======
Market value, end of period.............................        $4.938         $ 6.00     $6.688     $6.125     $6.125     $ 6.25
                                                                ======         ======     ======     ======     ======     ======
TOTAL RETURN+...........................................        (12.15)%(1)      0.52%     22.75%     11.31%     10.29%      0.90%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................................          0.94%(2)       0.90%      0.89%      0.91%      0.93%      0.94%
Net investment income...................................         13.46%(2)      12.69%     12.57%     12.06%     11.81%     10.33%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................      $164,378       $198,072   $207,456   $212,759   $216,605   $224,681
Portfolio turnover rate.................................            37%(1)        104%        90%        89%        70%       113%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
---------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
--------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST II


Semiannual Report
January 31, 1999